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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2004

Hewitt Associates, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31351 (Commission File Number)	47-0851756 (I.R.S. Employer Identification No.)

100 Half Day Road; Lincolnshire, IL 60069
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: (847) 295-5000

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 5.    Other Events.

        On June 16, 2004, the Company issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

        The information in this Form 8-K (including the exhibits hereto) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section. The information in this Form 8-K (including the exhibits hereto) shall not be incorporated by reference in any other filing under the Exchange Act or the Securities Act of 1933, except as shall be expressly set forth by specific reference to this Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits.

  99.1
  Press Release dated June 16, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWITT ASSOCIATES, INC.
By:	/s/ DAN A. DECANNIERE Dan A. Decanniere Chief Financial Officer

Date: June 16, 2004

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EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated June 16, 2004.

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SIGNATURES
EXHIBIT INDEX